UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 9, 2026

Date of Report (Date of earliest event reported)

Lulu’s Fashion Lounge Holdings, Inc.

(Exact name of Registrant as Specified in its Charter)

Delaware	001-41059	20-8442468
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

495 Ryan Avenue, Suite 125

Chico, California 95973

(Address of Principal Executive Offices) (Zip Code)

(530) 343-3545

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.001 per Share	LVLU	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 9, 2026, Lulu’s Fashion Lounge Holdings, Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”). A total of 2,720,565 shares of the Company’s common stock, $0.001 par value per share (“Common Stock”), were present in person or represented by proxy at the Annual Meeting, representing approximately 94.98% of the Company’s outstanding Common Stock as of the April 15, 2026 record date. The following are the voting results for the proposals considered and voted upon at the Annual Meeting, each of which were described in the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on April 23, 2026.

Proposal 1 — Election of two Class II directors to serve for a term of office expiring on the date of the 2029 annual meeting of stockholders, and until their respective successors have been duly elected and qualified or until each such director’s earlier death, resignation or removal.

	FOR	WITHHOLD	BROKER NON-VOTE
Anisa Kumar	2,301,513	35,217	383,835
Crystal Landsem	2,324,327	12,403	383,835

Proposal 2 — Ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending January 3, 2027.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE

2,700,276	20,130	159	0

Proposal 3 — Approval of an amendment to the Company’s Fourth Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) to decrease the number of authorized shares of the Company’s common stock from 250,000,000 to 15,000,000 and decrease the number of authorized shares of the Company’s preferred stock from 10,000,000 to 500,000.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE

2,333,879	2,839	12	383,835

Proposal 4 — Approval of an amendment to the Company’s Certificate of Incorporation to provide exculpation to certain officers of the Company as permitted by amendments to the Delaware General Corporation Law.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE

2,328,832	7,790	108	383,835

Based on the foregoing votes, Anisa Kumar and Crystal Landsem were elected to the Board, and Proposals 2, 3 and 4 were approved.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 10, 2026	LULU’S FASHION LOUNGE HOLDINGS, INC.

	By:	/s/ Crystal Landsem
Crystal Landsem
Chief Executive Officer